EXHIBIT 10.127
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OMNIBUS IP AGREEMENT
This OMNIBUS IP AGREEMENT (“Agreement”) is made and entered into on this 17th day of January, 2013, by and between Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China and having a principal place of business at Hwa-Ya Technology Park 669, Fuhsing 3 RD, Kueishan Taoyuan, Taiwan, ROC (“NTC”), and Micron Technology, Inc., a Delaware corporation with a principal place of business at 8000 South Federal Way, Boise, Idaho 83707 U.S.A. (“Micron”). Each of NTC and Micron may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS
WHEREAS, prior to the date of this Agreement, Micron, MNL, NTC and IMI (the “Prior JV Parties”) entered into certain agreements with each other relating to the ownership, governance and operation of IMI and regarding certain business relationships among the Prior JV Parties (such agreements as amended prior to the date of this Agreement, the “Prior JV Documents”);
WHEREAS, upon the Closing (as defined hereinafter), certain of the Prior JV Documents will be terminated, including all the provisions therein that purport to survive termination, and certain other of the Prior JV Documents will be terminated with certain provisions therein to survive in the same or amended form;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound do hereby agree as follows:
ARTICLE I
DEFINITIONS; CERTAIN INTERPRETIVE MATTERS
1.1    Definitions.
In addition to the terms defined elsewhere in this Agreement, capitalized terms used in this Agreement shall have the respective meanings set forth below:
“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person; and the term “affiliated” has a meaning correlative to the foregoing.

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“Agreement” shall have the meaning set forth in the preamble to this Agreement.
“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.
“Closing” means the time contemplated by Section 4.1 of the Master Agreement, upon which the various deliveries and actions that are contemplated by the Master Agreement to take place at the “Closing” shall have occurred.
“Confidential Information” means that information deemed to be “Confidential Information” under the MCA if disclosed on or after April 21, 2008 and prior to the Effective Date, or information that meets the definition of Confidential Information as set forth in the Micron-NTC NDA if provided, disclosed, obtained or accessed on or after the Effective Date.
“Control” means the power or authority, whether exercised or not, to direct the business, management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members, shareholders or other equity holders of such Person or power to control the composition of a majority of the board of directors or like governing body of such Person; and the terms “Controlled” and “Controlling” shall have a meaning correlative to the foregoing.
“Controlled Facility” of a company means (i) a wafer fabrication facility owned by such company, (ii) a wafer fabrication facility owned by an entity that is Controlled by such company, and/or (iii) a wafer fabrication facility for which such company has a contractual right to receive at least [***] percent ([***]%) of the output of such wafer fabrication facility for at least [***] consecutive months.
“Design Qualification” means, with respect to each DRAM Design or DRAM Module, when (a) the corresponding DRAM Product can be made fully compliant with any applicable Industry Standard(s) (if any) and the defects per million die quality level meets or exceeds the level necessary for high volume shipments for desktop and notebook personal computers or Mobile Devices, or (b) such other or additional parameters as may be defined in the Design SOW as “Design Qualification” for such DRAM Design, such as meeting or exceeding specified measurements during tests specified under “Design Qualification” in Schedule 8 of the JDP Agreement or the JDP-CSA Agreement, as applicable, for computer server or other applications specified in the applicable Design SOW.
“DRAM” means dynamic random access memory cell that functions by using a capacitor arrayed predominantly above the semiconductor substrate.

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“DRAM Design” means, with respect to a DRAM Product, the corresponding design components, materials and information listed on Schedule 3 of the JDP Agreement or the JDP-CSA Agreement or as otherwise determined by the relevant JDP Committee in a SOW.
“DRAM Module” means one or more DRAM Products in a package or module (whether as part of a SIMM, DIMM, multi-chip package, memory card or other memory module or package) manufactured by using a Process Node licensed under any of the TTLA Agreements or the JDP Process Node.
“DRAM Product” means any stand-alone semiconductor device comprising DRAM that is a dynamic random access memory device and that is designed or developed primarily for the function of storing data, in die, wafer or package form.
“GAAP” means generally accepted accounting principles, consistently applied for all periods at issue.
“Effective Date” means January 1, 2013.
“Foundational Know-How” means, with respect to each Party, any semiconductor process development technologies, designs, layouts, methodologies, algorithms or programs, including Probe Testing, assembly, FT, and Burn-In, that are used by such Party in its operations at any time on or after the April 21, 2008 and before the Effective Date for the design, development, manufacture, or test through Design Qualification or Process Qualification, as applicable, of DRAM Products or DRAM Modules that comply with an Industry Standard and that can be shared with the other Party under the terms of any of the TTLA Agreements without any further permission or consent of, further payment to, or breach of agreement with, any Third Party and including all IP rights in the above; provided, however, the term “Foundational Know-How” does not include (a) any semiconductor process development technologies, designs, layouts, methodologies or algorithms that (i) are first created by a Party for use in connection with the manufacture or testing of NAND Flash Memory Products or Imaging Products and are not used in DRAM Products or DRAM Modules or (ii) that constitute JDP Work Product or a JDP Invention or any IP Rights therein, or (b) any Patent Rights.
“Governmental Entity” means any governmental authority or entity of any country in the world, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof.
“IMI” means Inotera Memories, Inc. (Inotera Memories, Inc. [Translation from Chinese]), a company incorporated under the laws of the Republic of China.
“Industry Standard” means the documented technical specifications that set forth the pertinent technical and operating characteristics of a DRAM Product if such specifications are publicly available for use by DRAM manufacturers, and if (a) Micron or NTC and (b) at least [***] other DRAM manufacturers that each account for at least [***] per cent ([***]%) of the sales of the

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global market (as such sales/market are reported by Gartner Dataquest) for DRAM Products make commercially available products that are fully compliant with such specifications. All JEDEC specifications for system main memory for computers and/or Mobile Devices are deemed “Industry Standards.”
“IP Rights” means copyrights, rights in trade secrets, Mask Work Rights and pending applications or registrations of any of the foregoing anywhere in the world. The term “IP Rights” does not include rights to any Patent(s) or rights in trademarks.
“JDP Agreement” means that certain Amended and Restated Joint Development Program Agreement by and between Micron and NTC effective as of November 26, 2008 and terminated pursuant to the provisions of this Agreement.
“JDP-CSA Agreement” means that certain Joint Development Program and Cost Sharing Agreement by and between Micron and NTC effective as of April 9, 2010 and terminated pursuant to the provisions of this Agreement.
“JDP-CSA Termination” shall have the meaning set forth in Section 4.2 to this Agreement.
“JDP Committee” means the committee formed and operated by Micron and NTC to govern the performance of the Parties under the JDP Agreement or the JDP-CSA Agreement.
“JDP Inventions” means all discoveries, improvements, inventions, developments, processes or other technology, whether patentable or not, that is/are conceived by one or more Representatives of one or more of the Parties in the course of activities conducted under the JDP Agreement or the JDP-CSA Agreement prior to the Effective Date.
“JDP Process Node” means any Process Node resulting from the research and development activities of the Parties pursuant to the JDP Agreement or the JDP-CSA Agreement.
“JDP Termination” shall have the meaning set forth in Section 4.1 to this Agreement.
“JDP Work Product” means the tangible work product created prior to the Effective Date under either the JDP Agreement or the JDP-CSA Agreement in the performance of any SOW, including all documentation, records, Software, methodology, drawings, masks, databases and other tangible materials created in performing any SOW, regardless of the form in which such work product is originally created or thereafter reproduced, translated, converted or stored.
“Joint Venture Agreement” means that certain Joint Venture Agreement, dated as of the date hereof, by and among MNL, Numonyx B.V., MTAP, and NTC.
“Joint Venture Documents” has the meaning set forth in the Joint Venture Agreement.

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“Manufacturing Fab Cooperation Agreement” means that certain Amended and Restated Manufacturing Fab Cooperation Agreement dated as of November 26, 2008, by and between Parties and terminated pursuant to this Agreement.
“Master Agreement” means that certain Master Agreement, dated as of the date hereof, by and among Micron, MNL, Numonyx Holdings B.V., Micron Semiconductor Asia Pte. Ltd., a private limited company organized under the laws of Singapore, MTAP, NTC and IMI.
“Mask Work Rights" means rights under the United States Semiconductor Chip Protection Act of 1984, as amended from time to time, or under any similar equivalent laws in countries other than the United States.
“MCA” means that certain Second Amended and Restated Mutual Confidentiality Agreement dated as of November 26, 2008, among NTC, NTC's Subsidiaries (as defined therein), Micron, Micron's Subsidiaries (as defined therein), MNL, MeiYa and IMI, as amended by Amendment No. 1 on April 9, 2010, and terminated pursuant to this Agreement.
“MCA Termination” has the meaning set forth in Section 4.4.
“MeiYa” means MeiYa Technology Corporation (MeiYa Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China.
“Memory Product” shall mean one or more integrated circuits, printed circuit boards, multi-chip packages or other assemblies with which such integrated circuits are attached or otherwise associated that are designed, developed, marketed or used primarily for storing digital information, including, for example and without limitation, any DRAM, NAND Flash, NOR, PCM, dynamic, static, volatile, low volatility or non-volatile memory, whether as discrete integrated circuits, or as part of a SIMM, DIMM, multi-chip package, memory card (e.g., compact flash card, SD card, etc.) or other memory module or package.
“Micron” shall have the meaning set forth in the preamble to this Agreement.
“Micron Competitor” means (a) [***] and any Subsidiaries of the companies set forth above; (b) any successor-in-interest of any of the companies referenced in (a) above and any successors to all or substantially all of their respective Memory Products businesses; (c) any Affiliate of any company set forth in (a) above; or (d) a company that uses a Controlled Facility to manufacture Memory Products in wafer form and that derives (either on a consolidated or standalone basis) at least [***] percent ([***]%) of its revenue from the manufacture or sale of Memory Products (based on the last fiscal year of such revenue).
“Micron-NTC NDA” means that certain Micron-NTC Mutual Nondisclosure Agreement, dated as of the date hereof, between Micron and NTC.

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“MNL” means Micron Semiconductor B.V., a private limited liability company organized under the laws of the Netherlands.
“MTAP” means Micron Technology Asia Pacific, Inc., an Idaho corporation.
“Non-Suit Agreement” means that certain Amended and Restated Non-Suit Agreement dated November 26, 2008, among NTC and Micron, and terminated pursuant to this Agreement.
“NTC” shall have the meaning set forth in the preamble to this Agreement.
“Numonyx B.V.” means Numonyx Holdings B.V., a private limited liability company organized under the laws of the Netherlands.
“Party” and “Parties” shall have the meaning set forth in the preamble to this Agreement.
“Patents” means all issued and unexpired patents issued by a Governmental Entity, including any and all divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, foreign counterparts or equivalents of any of the foregoing, wherever and whenever existing.
“Person” means any natural person, corporation, joint stock company, limited liability company, association, partnership, firm, joint venture, organization, business, trust, estate or any other entity or organization of any kind or character.
“Prior JV Documents” shall have the meaning set forth in the recitals to this Agreement.
“Prior JV Parties” shall have the meaning set forth in the recitals to this Agreement.
“Process Node” means a collection of process technology and equipment that enables the production of semiconductor wafers for a particular minimum repeatable half pitch of a device (minimum physical feature size or line width) and often designated by the size of such pitch (e.g., the 68 nm Process Node or the 50 nm Process Node, etc.).
“Process Qualification” means, with respect to each Process Node, when (a) the DRAM Products or DRAM Modules designed to be on the node can be made fully compliant with any applicable Industry Standard(s) (if any) and the defects per million die quality level meets or exceeds the level necessary for high volume shipments for desktop and notebook personal computer applications or (b) or such other or additional parameters as may be defined in the Process SOW as “Process Qualification” for the Process Node that is the subject of the SOW, such as any of those parameters for “Process Qualification” set forth in Schedule 8 of the JDP Agreement or the JDP-CSA Agreement for computer server or other applications specified in the applicable Process SOW prior to the Effective Date.
“Process Technology” means that process technology developed by one or both Parties before expiration of the Term and utilized in the manufacture of DRAM wafers, including Probe Testing and technology developed through Product Engineering thereof, regardless of the form in which

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any of the foregoing is stored, but excluding any Patent Rights and any technology, trade secrets or know-how that relate to and are used in any back-end operations (after Probe Testing).
“RASL” means that certain Second Amended and Restated Restricted Activities Side Letter by and between the Parties effective as of April 9, 2010 and terminated pursuant to this Agreement.
“RASL Termination” shall have the meaning set forth in Section 4.5 to this Agreement.
“Rejected Development Work” means that portion of any SOW that was proposed by either Micron or NTC pursuant to the JDP Agreement or the JDP-CSA Agreement for the development of a DRAM Design that was rejected by the JDP Committee.
“Representative” means with respect to a Party, any director, officer, employee, agent or Contractor of such Party or a professional advisor to such Party, such as an attorney, banker or financial advisor of such Party who is under an obligation of confidentiality to such Party by contract or ethical rules applicable to such Person.
“Subsidiary” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, is Controlled by such Person.
“Third Party” means any Person other than NTC or Micron, or any of their respective Affiliates.
“TTA” means that certain Technology Transfer Agreement dated November 26, 2008, among the Parties and IMI, as amended by Amendment No. 1 as of April 9, 2010, Addendum No. 1 as of April 9, 2010, and Addendum No. 2 as of June 8, 2011, and terminated pursuant to this Agreement.
“TTA Termination” shall have the meaning set forth in Section 4.4 to this Agreement.
“TTA 68-50” shall have the meaning set forth in Section 2.3 to this Agreement.
“TTA 68-50 Termination” shall have the meaning set forth in Section 2.3 to this Agreement.
“TTLA” means that certain Second Amended and Restated Technology Transfer and License Agreement effective April 9, 2010 between Micron and NTC.
“TTLA Agreements” means, collectively, the TTLA, TTLA 68-50 and TTLA 20.
“TTLA 20” means that certain Technology Transfer and License Option Agreement for 20nm Process Nodes dated as of the date hereof, between Micron and NTC, as may be amended from time to time.

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“TTLA 68-50” means that certain Technology Transfer and License Agreement for 68-50nm Process Nodes dated April 21, 2008, between Micron and NTC, as amended by Amendment No. 1 as of April 9, 2010.
1.2    Certain Interpretive Matters.
(a)    Unless the context requires otherwise, (i) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (ii) each accounting term not otherwise defined in this Agreement shall have the meaning commonly applied to it in accordance with GAAP, (iii) words in the singular include the plural and vice versa, (iv) the term “including” means “including without limitation,” and (v) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof.
(b)    No provision of this Agreement will be interpreted in favor of, or against, any Party by reason of the extent to which (i) such Party or its counsel participated in the drafting thereof, or (ii) such provision is inconsistent with any prior draft of this Agreement or such provision.
ARTICLE II
TERMINATIONS
2.1    Non-Suit Agreement. The Non-Suit Agreement is hereby terminated effective retroactively as of the Effective Date (including any provisions that, pursuant to the Non-Suit Agreement, are expressly stated to survive termination). At the Closing, Micron and NTC will enter into a Patent License Agreement, substantially in the form of Exhibit A, which shall be effective retroactively as of the Effective Date as if it had been executed and delivered on the Effective Date.

2.2    Manufacturing Fab Cooperation Agreement. The Manufacturing Fab Cooperation Agreement is hereby terminated effective retroactively as of the Effective Date (including any provisions that, pursuant to the Manufacturing Fab Cooperation Agreement, are expressly stated to survive termination).

2.3    Technology Transfer Agreement for 68-50nm Process Nodes. The Technology Transfer Agreement for 68-50nm Process Nodes (“TTA 68-50”) is hereby terminated (including any provisions that, pursuant to the TTLA 68-50, are expressly stated to survive termination) effective retroactively as of the Effective Date (“TTA 68-50 Termination”).

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ARTICLE III
AMENDED AND RESTATED AGREEMENTS
3.1    Technology Transfer and License Agreement for 68-50nm Process Nodes. At the Closing, Micron and NTC will enter into a Second Amended and Restated Technology Transfer and License Agreement for 68-50nm Process Nodes, substantially in the form of Exhibit B which shall be effective retroactively as of the Effective Date as if it had been executed and delivered on the Effective Date and which shall replace the TTLA 68-50.

3.2    Technology Transfer and License Agreement. At the Closing, Micron and NTC will enter into a Third Amended and Restated Technology Transfer and License Agreement, substantially in the form of Exhibit C, which shall be effective retroactively as of the Effective Date as if it had been executed and delivered on the Effective Date and which shall replace the TTLA.

ARTICLE IV
TERMINATIONS WITH SURVIVAL/AMENDMENTS
4.1    JDP Agreement. The JDP Agreement is hereby terminated (including any provisions that, pursuant to the JDP Agreement, are expressly stated to survive termination) effective retroactively as of the Effective Date (“JDP Termination”). Following the effectiveness of the JDP Termination, and notwithstanding such JDP Termination:
(a)    the JDP Committee and Patent Review Committee shall cease to operate, and the JDP Co-Chairmen shall no longer have any responsibilities anticipated by the JDP Committee Charter, attached as Schedule 2 to the JDP Agreement;
(b)    the R&D Roadmap prepared by the JDP Co-Chairmen and approved by the JDP Committee shall no longer govern the activities of Micron or NTC after the effectiveness of the JDP Termination, and any activity with respect to [***], or any activity contemplated by any SOW, including any funding obligations, anticipated before the effectiveness of the JDP Termination by such R&D Roadmap or SOW to be undertaken at a point in time that is after the effectiveness of the JDP Termination shall no longer constitute an obligation on the part of either Micron or NTC;
(c)    the “Development Restrictions” applicable to both Micron and NTC with respect to Rejected Development Work shall no longer act as a prohibition on either Micron or NTC with respect to such Rejected Development Work, provided, however, that NTC shall continue to be bound by the restrictions set forth in the provisions of the RASL which shall continue to be binding on NTC after the effectiveness of the JDP Termination as set forth in Section 4.5 of this Agreement;

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(d)    neither Micron nor NTC shall have any right under the JDP Agreement to send its Representatives to any site or fabrication facility owned or operated by the other Party for any purpose;
(e)    the requirements of Section 3.8 of the JDP Agreement with respect to the establishment of separate repositories for JDP Work Product, and for the establishment of secure network connectivity between Micron and NTC shall no longer be binding on the Parties, and any such repositories shall no longer be required to be separate, and any such secure network connections may be terminated;
(f)    within forty five (45) days of JDP Termination, Micron and NTC shall participate in a last and final [***] of [***] and shall follow the process set out in [***] of the JDP Agreement;
(g)    Section 5.3(d) and Section 5.7 shall survive JDP Termination and shall continue to be binding on both Micron and NTC; and
(h)    Article 6 shall survive JDP Termination and shall continue to be binding on both Micron and NTC, as modified below:
(i)    Section 6.1(b) shall be amended by striking the first occurrence of “each of the Parties” and “no Party,” and to substitute “NTC” in lieu thereof. The effect of this amendment is affirmatively to state that only NTC shall be deemed a “Receiving Party” under the Mutual Confidentiality Agreement with respect to JDP Inventions, JDP Work Product, JDP Process Nodes, JDP Designs or IP Rights or rights to Patents therein, and that only NTC shall be restricted from contributing, transferring or disclosing any JDP Inventions, JDP Work Product, JDP Process Nodes, JDP Designs or IP Rights or rights to Patents therein to any Third Party except as provided in Section 6.2 of the JDP Agreement. Micron shall not be deemed to be a Receiving Party with respect to such information, and except for Section 6.2(c) of the JDP Agreement, Micron shall not be subject to any restriction set forth in Article 6 of the JDP Agreement with respect to disclosure of such information; and
(ii)    Sections 6.2(a), 6.2(b) and 6.2(c) shall be deleted in their entirety and shall be substituted with the following:
6.2(a) NTC may contribute, transfer and disclose any Confidential Information described in Section 6.1(b) to its wholly-owned Subsidiaries subject to a written obligation of confidentiality that is no less restrictive than that applicable to NTC under the Mutual Confidentiality Agreement.
6.2(b) NTC may disclose the JDP Inventions and related Confidential Information, as the case may be, to its patent attorneys and patent agents and

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any Governmental Entity as deemed by NTC necessary to conduct Patent Prosecution on the JDP Inventions owned by NTC as a result of the Draft.
6.2(c) Micron may disclose any Confidential Information described in Section 6.1(b) to any Third Party, provided that each such disclosure shall not grant or purport to grant, explicitly, by implication by estoppel or otherwise, to the Third Party any right, title or interest in, to or under any Patent Rights of NTC, including Patent Rights of NTC in JDP Inventions.
(iii)    Section 6.2(e) shall be amended by (A) striking the reference to “twelve (12) months,” and inserting in lieu thereof -six (6) months-, and (B) striking the first occurrence of “either Micron or,” and by striking the first occurrence of “their respective” and substituting in lieu thereof -NTC's-. The effect of this amendment is affirmatively to state that the prohibitions on disclosure set forth in Section 6.2(e) shall apply to NTC alone, and shall not apply to Micron.
(iv)    Section 6.2(e) shall be further amended by adding to the list of JDP Work Product information that may be disclosed by NTC, in strict accordance with the criteria set forth in Section 6.2(e), the following: [***] and [***].
(i)    For the fourth calendar quarter of 2012, NTC shall only be obliged to [***] of its [***] attributable to it pursuant to Schedule 4.
(j)    For the fourth calendar quarter of 2012, the [***] set forth in Schedule 5 shall be changed to a [***] for all classes of [***].
4.2    JDP-CSA Agreement. The JDP-CSA Agreement is hereby terminated (including any provisions that, pursuant to the JDP-CSA Agreement, are expressly stated to survive termination) effective retroactively as of the Effective Date (“JDP-CSA Termination”). The consequence of such JDP-CSA Termination shall be the same as those set forth in Section 4.1, above, with respect to the JDP Agreement.

4.3    Technology Transfer Agreement. The TTA is hereby terminated (including any provisions that, pursuant to the TTA, are expressly stated to survive termination) effective retroactively as of the Effective Date (“TTA Termination”). Following the effectiveness of the TTA Termination:

(a)    neither Micron nor NTC shall have any obligation under Section 2.1 of the TTA to transfer to IMI any JDP Work Product or other technology;

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(b)    any payments which had accrued under Article 3 of the TTA prior to the effectiveness of the TTA Termination and which remain outstanding as of the date hereof shall remain due and owing, and shall be paid pursuant to the provisions set forth in Article 3 of the TTA;
(c)    NTC shall have no further claim or right under [***] of the TTA with respect to [***] of [***], of [***], or of [***] after the effectiveness of the TTA Termination by IMI or by Micron, and shall further have no right of [***] with respect to such [***].
(d)    no Party shall have any obligations under Article 4 with respect to a Patent Review Committee.

4.4    Mutual Confidentiality Agreement. The MCA is hereby terminated (including any provisions that, pursuant to the MCA, are expressly stated to survive termination) effective retroactively as of the Effective Date (“MCA Termination”). Following the effectiveness of the MCA Termination:
(a)    the obligations of NTC under the MCA with respect to information disclosed to or received by NTC on or after the effective date of the MCA and prior to the Effective Date, shall continue in effect until [***] of [***] under the [***];
(b)    upon [***] of [***] under the [***], NTC may disclose the Confidential Information of Micron that had been disclosed to or received by NTC on or after the effective date of the MCA and prior to the Effective Date, to any Third Party who is not a Micron Competitor under obligations of confidentiality that are at least as restrictive as the obligations set forth in the MCA;
(c)    Section 8(b) of the MCA shall not become effective until NTC's obligations under the MCA terminate;
(d)    Sections 8(e) and 8(f) of the MCA shall survive MCA Termination and shall remain in effect;
(e)    Micron's confidentiality obligations with respect to (A) Foundational Know-How owned by NTC shall continue, provided that, Micron may disclose such information to any Third Party under obligations of confidentiality that are at least as restrictive as the obligations set forth in the MCA, and (B) NTC Confidential Information falling outside of Foundational Know-How shall be governed by the Micron-NTC NDA; and
(f)    confidentiality obligations of the MCA otherwise applicable to Micron with respect to JDP Inventions, JDP Work Product, JDP Process Nodes, JDP Designs, IP Rights or rights to Patents therein shall be superseded and replaced by the amendments to the JDP Agreement set forth in Section 4.1(h), above, but no other confidentiality obligations under the MCA shall survive or be applicable as to Micron.

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4.5    Restricted Activities Letter Agreement. The RASL is hereby terminated effective retroactively as of the Effective Date (“RASL Termination”). Following the effectiveness of the RASL Termination, and notwithstanding such RASL Termination:
(a)    the following RASL restriction applicable to NTC shall survive such RASL Termination and shall continue to apply to NTC:
(i)    [***] and its affiliates shall not, prior to [***], enter into any agreement with any Third Party for the purposes of [***].
(b)    [***] and its Affiliates shall be free of all restrictions and/or prohibitions set forth in the RASL.
ARTICLE V
MISCELLANEOUS
5.1    [***] Assistance. In the event that [***] in implementing and/or operating the [***], [***] may submit to [***] a written request for [***] relating to such [***].  [***] may (in its sole discretion) provide [***] regarding the [***] in response to such request.  If [***] elects to provide such [***], [***] may provide such [***] directly to [***] or [***] may provide [***] to provide such [***] to [***].  Notwithstanding the foregoing, [***] shall not be obligated to provide any [***] (or to [***] to provide any [***]) in response to such request, and any [***] that [***] elects to provide ([***] shall be considered [***] Confidential Information.
5.2    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Party hereto; provided, however, neither this Agreement nor any right or obligation hereunder may be assigned or delegated by any Party in whole or in part to any other Person, including, without limitation, by merger, operation of law, or through the transfer of all or substantially all of the equity, assets, or business of a Party to this Agreement, without the prior written consent of the non-assigning Party. Any purported assignment in violation of the provisions of this Section 5.2 shall be null and void and have no effect.
5.3    Compliance with Laws and Regulations. Each of the Parties shall comply with, and shall use reasonable efforts to require that its respective subcontractors comply with, Applicable Laws relating to this Agreement and the performance of such Party's obligations hereunder.
5.4    Notice. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmation of delivery by a standard overnight or recognized international carrier, or (c) delivery in person, addressed at the following addresses (or at such other address for a Party as shall be specified by like notice):

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In the case of Micron:
Micron Technology, Inc. 8000 S. Federal Way Mail Stop 1-507 Boise, ID 83716 Attn: General Counsel Facsimile: (208) 368-1309
In the case of the NTC:

Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese])
Hwa-Ya Technology Park 669
Fuhsing 3 RD,
Kueishan Taoyuan,
Taiwan, ROC
Attn: Legal department
Facsimile:886-3-396-2226

5.5    Waiver. The failure at any time of a Party to require performance by another Party of any responsibility or obligation required by this Agreement shall in no way affect a Party's right to require such performance at any time thereafter, nor shall the waiver by a Party of a breach of any provision of this Agreement by another Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.
5.6    Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force and effect in all other respects. Should any provision of this Agreement be or become ineffective because of changes in Applicable Laws or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the Parties shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.

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5.7    Third Party Rights. Nothing in this Agreement, whether express or implied, is intended, or shall be construed, to confer, directly or indirectly, upon or give to any Person, other than the Parties hereto and their respective Subsidiaries, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein. The Subsidiaries of the Parties hereto are third party beneficiaries of this Agreement with respect to, and to the extent, provisions of this Agreement expressly apply to such Subsidiaries.
5.8    Amendment. This Agreement may not be modified or amended except by a written instrument executed by, or on behalf of, each of the Parties.
5.9    Entire Agreement. This Agreement, together with its Schedules and the agreements and instruments expressly provided for herein, including the applicable terms of the other Joint Venture Documents, constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements, amendments and understandings, oral and written, between the Parties hereto with respect to the subject matter hereof, provided however, that in the event that any right, obligation or other provision of this Agreement conflicts with any right, obligation or provision of that certain Waiver and Consent Side Letter Agreement entered into by and between the Parties and effective October 11, 2012, as amended, the Waiver and Consent Side Letter Agreement shall prevail, and the Parties shall conduct their affairs to give effect to such rights, obligations or provisions as are set forth in the Waiver and Consent Side Letter Agreement.
5.10    Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without giving effect to its conflict of laws principles.
5.11    Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the state or federal courts located in California, and each of the Parties hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.
5.12    Headings. The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.

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5.13    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

MICRON TECHNOLOGY, INC.

By:	/s/ Michael W. Sadler
Name: Michael W. Sadler
Title: Vice President of Corporate Development

THIS IS THE SIGNATURE PAGE FOR THE OMNIBUS IP AGREEMENT ENTERED INTO BY AND BETWEEN MICRON AND NTC

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NANYA TECHNOLOGY CORPORATION

By:	/s/ Charles Kau
Name: Charles Kau
Title: President

THIS IS THE SIGNATURE PAGE FOR THE OMNIBUS IP AGREEMENT ENTERED INTO BY AND BETWEEN MICRON AND NTC